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             CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                  1934 ACT REPORTING REQUIREMENTS


                             FORM 8-K

                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                          CURRENT REPORT

Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 2, 1996


                         NORTH AMERICAN RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

     Colorado                        0-26760                     84-126065
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(State of Incorporation)           (Commission                (I.R.S Employer
                                   File Number)             Identification No.)

                           315 East Robinson Street
                                   Suite 190
                            Orlando, Florida 32801
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code      (407) 841-1917
                                                   ----------------------------






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        (Former name, former address and former fiscal year, if changed since last report.)

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ITEM 1. CHANGE IN CONTROL OF REGISTRANT

     On September 3, 1996, North American Resorts, Inc. ("North American" or the "Company") entered into an agreement to acquire substantially all the assets of American Clinical Labs, Inc. ("American Clinical") in exchange for the greater of: 41,000,000 shares of the common stock of North American, or that number of shares of North American equivalent to 51% of the issued and outstanding common stock of North American (the "North American Shares"). North American intends to file a registration statement with the Securities and Exchange Commission (the "Registration Statement") to register the North American Shares owned by American Clinical. Upon the Registration Statement being declared effective, American Clinical will distribute the North American Shares to its shareholders.

     In conjunction with the Agreement and Plan of Reorganization by and between North American and American Clinical, North American has elected Max P. Cawal and Richard Diamond to its Board of Directors, with Mr. Cawal appointed as the new Chairman of the Board. Brian Nelson, Gary Larvison, and Holley Rogers have resigned from the Board of Directors. Anthony Arrigoni remained a director of the Company. North American will submit information regarding the new directors to its shareholders as required by Section 14(f)-1 of the Securities and Exchange Act of 1934, as amended.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On September 2, 1996, North American sold 100% of the stock of its subsidiary, U.S.A. Tourist Services, Inc. ("USA") to Dreamaway Travel, Inc. for nominal consideration. As of June 30, 1996, the liabilities of USA, $556,844 exceeded its assets, $351,996, by $204,848.

     On September 3, 1996, North American entered into an agreement to acquire substantially all the assets of American Clinical in exchange for the greater of: 41,000,000 shares of the common stock of North American, or that number of shares of North American equivalent to 51% of the issued and outstanding common stock of North American. American Clinical's assets that are to be transferred to North American consist of the following securities issued by EVRO Corporation ("EVRO"): 130,018 shares of EVRO's common stock; 3,500 shares of EVRO's Series E Preferred Stock; 13.44844 shares of EVRO's Series L Preferred Stock; and promissory notes in the original principal amounts of $202,000. North American will assume the debts, liabilities and obligations of American Clinical of approximately $283,717. American Clinical has agreed to loan up to $100,000 to North American prior to the closing, to be secured by assets of North American acceptable to American Clinical. The executive officers of North American, after the effective date of the reorganization agreement shall be:
Max P. Cawal, Chief Executive Officer; Donald R. Mastropietro, President and Chief Financial Officer; Richard Diamond, Vice President; and Anthony Arrigoni, Vice President.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          EXHIBITS

(a) & (b) The Company intends to file financial statements of North American, reflecting these transactions required by Item 7(a) and (b) as soon as practicable.


      (c) Exhibits
          --------

     2.2  Capital Stock Purchase Agreement by and between
          North American and Dreamaway Travel, Inc. dated
          September 2, 1996

     2.3 Agreement and Plan of Reorganization by and between North American and American Clinical, dated September 3, 1996

     99.1 North American press release dated September 18,
          1996

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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Date: October 4, 1996

                                                NORTH AMERICAN RESORTS, INC.


                                                By: /s/ Donald R. Mastropietro
                                                    ---------------------------
                                                    Donald R. Mastropietro
                                                    Chief Financial Officer